                                                                   Exhibit 10.27
                                                                 Contract #T1022

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


This Agreement is made and entered into at Omaha, Nebraska as of October 1, 1992, by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and PAN-ALBERTA GAS (U.S.) INC., a Delaware corporation, hereinafter referred to as "Shipper".

WHEREAS, Company's investors and lenders rely on Certificates of Public Convenience and Necessity granted by the Federal Energy Regulatory Commission and on the Tariff for the return of and the return on all funds invested in or loaned to the Company; and

WHEREAS, the transportation of natural gas shall be effectuated pursuant to Part 157 or Part 284 of the Federal Energy Regulatory Commission's Regulations; and

WHEREAS, Panhandle Eastern Pipe Line Company (Panhandle) is proposing an overall settlement transaction to resolve matters associated with the purchase and transportation of Canadian gas supplies which are sold to Northwest Alaskan Pipeline Company (Northwest Alaskan) by Pan-Alberta Gas Ltd. (Pan-Alberta) and which are purchased by Panhandle from Northwest Alaskan and transported by Company under authorizations previously issued by the Federal Energy Regulatory Commission under the Natural Gas Act and ANGTA; and

WHEREAS, as part of this overall settlement, Panhandle has requested that the firm capacity under its U.S. Shippers Service Agreement dated December 15, 1980, as amended (Agreement) be made available to Shipper; and

WHEREAS, Shipper and Company intend that this Service Agreement will become effective simultaneously with all other agreements and approvals needed to implement this overall settlement and that Shipper, Company, Northwest Alaskan, Pan-Alberta, Panhandle and other appropriate parties will execute a Closing Agreement prior to October 31, 1992 which will delineate the various approvals, documentation, etc. that will have to have been issued or executed for the transaction to close, and which will provide for the required simultaneous effectuation.

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


Article 1 - Basic Receipts

Shipper shall on each day beginning with Shipper's Billing Commencement Date, as defined in Section 1 of the General Terms and Conditions of Company's FERC Gas Tariff, be entitled to tender and, following tender, deliver to Company, at each of Shipper's Points of Receipt, a quantity of gas not in excess of the Daily Receipt Quantity for such Point of Receipt for such day, as defined in such
Section 1, and Company shall, on such day, take receipt of the quantity of gas so tendered and delivered by Shipper at such Point of Receipt.

Article 2 - Excess Receipts

If Shipper shall desire to tender to Company on any day beginning with Shipper's Billing Commencement Date, at any of Shipper's Points of Receipt, a quantity of gas in excess of Shipper's Daily Receipt Quantity for such Point of Receipt for such day, it shall notify Company of such desire. If Company in its sole judgment, determines that it has available the necessary capacity to receive and transport all or any part of such excess quantity and make deliveries in respect thereof, and that the performance of Company's obligations to other Shippers under their Service Agreements will not be adversely affected thereby, Company may elect to receive from Shipper said excess quantity or part thereof, and shall so notify Shipper. Scheduling of Excess Receipts will be in accordance with Subsection 5.3 of Rate Schedule T-1, Section 5 of Rate Schedule IT-1 and Subsection 5.1 in Rate Schedule OT-1. If more than one of the Shippers subject to Rate Schedule T-1 shall notify Company of a desire to tender gas to Company pursuant to Article 2 of their respective Service Agreements on any day, Company, if it elects to receive less than all of such gas, shall, except as otherwise required by Subsection 5.3 of Rate Schedule T-1 and Subsection 13.73 of the General Terms and Conditions, allocate among such Shippers the aggregate quantity it so elects to receive in proportion to their respective Total Maximum Receipt Quantities or in such other equitable manner as Company's operating conditions and the availability of its facilities may reasonably require.

Receipt of gas under this Article 2 which Company has previously elected to receive from Shipper may be curtailed partially or entirely at any time or from time to time by company at will, in which event Company shall so notify Shipper of its decision.

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT

Article 3 - Deliveries

Company shall deliver gas to Shipper at the Point(s) of Delivery and under the conditions specified in Exhibit A hereto and in accordance with Section 13 of the General Terms and Conditions.

Article 4 - Payments

Shipper shall make payments to Company in accordance with Rate Schedules T-1 and OT-1 and the other applicable terms and provisions of this Agreement.

Article 5 - Change in Tariff Provisions

Upon notice to Shipper, Company shall have the right to file with the Federal Energy Regulatory Commission any changes in the terms of any of its Rate Schedules, General Terms and Conditions or Form of Service Agreement as Company may deem necessary, and to make such changes effective at such times as Company desires and is possible under applicable law. Shipper may protest any filed changes before the Federal Energy Regulatory Commission and exercise any other rights it may have with respect thereto.

Article 6 - Cancellation of Prior Agreements

When this Service Agreement becomes effective, it shall supersede, cancel and terminate the following Agreements:
                                      None


Article 7 - Term

Notwithstanding the execution and delivery hereof, the effectiveness of this Service Agreement and the obligations of the parties hereunder shall be subject to and conditioned upon the Satisfaction of the Conditions Precedent. This Service Agreement shall become immediately effective at the later of 8:00 a.m. Mountain Standard Time on November 1, 1992, or 8:00 a.m. Mountain Standard Time on the day following the day on which Satisfaction of the Conditions Precedent occurs. The time at which this Service Agreement becomes effective as aforesaid is herein called the "Effective Time." This Service Agreement shall continue in effect from the "Effective Time" through October 31, 2001, and thereafter until terminated by not less than six (6) months prior written notice to the other. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


If Shipper fails to pay in full the amount of any invoice rendered by Company within five (5) business days of the date payment is due, this Agreement shall automatically terminate and be of no further force and effect on the earlier of
(i) the business day immediately following the receipt by each of the Company and Shipper of a written notice from Panhandle Eastern Pipe Line Company ("Panhandle") stating that it is exercising its rights under its U.S. Shippers Service Agreement to obtain the capacity covered by this Service Agreement, or
(ii) thirty (30) days after the date payment by Shipper was due hereunder. Notwithstanding the foregoing, this Agreement shall not be terminated as to all or any portion of the capacity covered hereby if Shipper cures such nonpayment prior to the time of termination.

Upon the receipt of any necessary abandonment authority, the Company shall be entitled to terminate this Agreement if Shipper shall have failed to furnish a proper security arrangement in accordance with Subsection 9.1 of Rate Schedule T-1, to Company within thirty (30) days after notice from the Company subsequent to the occurrence of any of the following events:

        The filing by Shipper or its parent or the party providing primary credit support of a voluntary petition in bankruptcy or the entry of a decree or order by a court having jurisdiction in the premises adjudging the Shipper as bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Shipper under the Federal Bankruptcy Act or any other applicable federal or state law relating to insolvency, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Shipper or any substantial part of its property, or the ordering of the winding-up or liquidation of its affairs, with said order or decree continuing unstayed and in effect for a period of sixty (60) consecutive days.

        The U.S. Shippers Service Agreement dated December 15, 1980 as amended between Panhandle Eastern Pipe Line Company and Company ceases to exist prior to October 31, 2001, other than by the mutual agreement of the parties thereto.

Termination of this U.S. Shippers Service Agreement shall release Shipper from its obligation which would be incurred after the effective time of such termination with respect to the capacity which is the subject of such termination but such termination shall not relieve Company and Shipper of the obligation to correct any Receipt or Delivery Imbalances hereunder, or Shipper to pay to Company money due hereunder at the

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


effective time of such termination and such termination shall be in addition to any other remedies that Company may have.

Article 8 - Applicable Law and Submission to Jurisdiction

This Agreement and Company's Tariff, and the rights and obligations of Company and Shipper thereunder are subject to all relevant and United States lawful statutes, rules, regulations and orders of duly constituted authorities having jurisdiction. Subject to the foregoing, this Agreement shall be governed by and interpreted in accordance with the laws of the State of Nebraska. For purposes of legal proceedings, this Agreement shall be deemed to have been made in the State of Nebraska and to be performed there, and the Courts of that State shall have jurisdiction over all disputes which may arise under this Agreement, provided always that nothing herein contained shall prevent the Company from proceeding at its election against the Shipper in the Courts of any other state, Province or country.

At the Company's request, the Shipper shall irrevocably appoint an agent in Nebraska to receive, for it and on its behalf, service of process in connection with any judicial proceeding in Nebraska relating to the Agreement. Such service shall be deemed completed on delivery to such process agent (even if not forwarded to and received by the Shipper). If said agent ceases to act as a process agent within Nebraska on behalf of Shipper, the Shipper shall appoint a substitute process agent within Nebraska and deliver to the Company a copy of the new agent's acceptance of that appointment within 30 days.

Article 9 - Successors and Assigns

After establishing creditworthiness in accordance with Section 9 of Rate Schedule T-1, any person which shall succeed by purchase, amalgamation, merger or consolidation to the properties, substantially as an entirety, of Shipper or of Company, as the case may be, and which shall assume all obligations under Shipper's Service Agreement of Shipper or Company, as the case may be, shall be entitled to the rights, and shall be subject to the obligations, of its predecessor under Shipper's Service Agreement. Either party to a Shipper's Service Agreement may pledge or charge the same under the provisions of any mortgage, deed of trust, indenture, security agreement or similar instrument which it has executed. After the affiliated Person has established creditworthiness in accordance with Section 9 of Rate Schedule T-1, Shipper may assign such Service Agreement to any affiliated Person (which for such purpose shall mean any person which controls, is under common control with or is controlled by such party). Nothing contained in this Article 9 shall, however, operate to release predecessor Shipper from its obligation under its Service Agreement unless Company shall, in its sole discretion, consent in writing to such

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


release, which it shall not do unless it concludes that, on the basis of the facts available to it, such release is not likely to have a substantial adverse effect upon other Shippers or other Persons who may become liable to provide funds to Company to enable it to meet any of its obligations. Company shall not release any Shipper from its obligations under its service Agreement without the written consent of the other firm Shippers unless: (a) such release is effected pursuant to an assignment of obligations by such Shipper, and the assumption thereof by the assignee, and the terms of such assignment and assumption render the obligations being assigned and assumed no more conditional and no less absolute than those at the time provided therein; and (b) such release is not likely to have a substantial adverse effect upon Company or the other firm Shippers. For the purposes hereof, and without limiting the generality of the foregoing, any release of any Shipper from its obligations under its Service Agreement shall be deemed likely to have a substantial adverse effect upon Company or the other Shippers if the assignee of such obligations has a credit standing which is not at least equal to the credit standing of the assignor of such obligations (credit standings in each case as reflected by the ratings on outstanding debt securities by Moody's Investors Service, Standard and Poor's Corporation or another rating service acceptable to all Shippers to the extent available or by other appropriate objective measures). Shipper shall, at Company's request, execute such instruments and take such other action as may be desirable to give effect to any such assignment of Company's rights under such Shipper's Service Agreement or to give effect to the right of a Person whom the Company has specified pursuant to Section 6 of the General Terms and Conditions of Company's FERC Gas Tariff as the Person to whom payment of amounts invoiced by Company shall be made; provided, however, that: (a) Shipper shall not be required to execute any such instruments or take any such other action the effect of which is to modify the respective rights and obligations of either Shipper or Company under this Agreement; and (b) Shipper shall be under no obligation at any time to determine the status or amount of any payments which may be due from Company to any Person whom the Company has specified pursuant to said Section 6 as the Person to whom payment of amounts invoiced by Company shall be made.

Article 10 - Loss of Governmental Authority, Gas Supply, Transportation or
             Market

Without limiting its other responsibilities and obligations under this Agreement, the Shipper acknowledges that it is responsible for obtaining and assumes the risk of loss of the following: (1) gas removal permits, (2) export and import licenses, (3) gas supply, (4) markets and (5) transportation upstream and downstream of the Company's pipeline system. Notwithstanding the loss of one of the items enumerated above, Shipper shall continue to be liable for payment to the Company of the transportation charges as provided for in this Agreement.

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


Article 11 - Other Operating Provisions

(This Article to be utilized when necessary to specify other operating provisions.)

Article 12 - Exhibit A of Service Agreement, Rate Schedules and General Terms and Conditions

Company's Rate Schedules and General Terms and Conditions, which are on file with the Federal Energy Regulatory Commission and in effect, and Exhibit A hereto are all applicable to this Agreement and are hereby incorporated in, and made a part of, this Agreement. In the event that the terms and conditions herein are in conflict with the General Terms and Conditions in Company's FERC Gas Tariff, the terms and conditions of this Agreement are controlling.

IN WITNESS WHEREOF, The parties hereto have caused this Agreement to be duly executed as of the day and year first set forth above.

                        NORTHERN BORDER PIPELINE COMPANY
                                 U. S. SHIPPERS
                                SERVICE AGREEMENT


ATTEST:                          NORTHERN BORDER PIPELINE COMPANY

                                 By:    Northern Plains Natural Gas Company,
                                        Operating

                                 By:    /s/ Gary A. McConnell
                                        --------------------------------

/s/ Janet K. Place               Title: Vice President
--------------------------              --------------------------------
Assistant Secretary


ATTEST:                          PAN-ALBERTA GAS (U.S.) INC.

                                 By:    /s/ M.R. Bradshaw
--------------------------              --------------------------------
                                 Title: Division Vice-President Marketing


                                 BY:    /s/ R.E. Bowser
                                        --------------------------------

                                 Title  Vice-President Marketing &
                                        Transportation

                         NORTHERN BORDER PIPELINE COMPANY                  T1022
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1992


This Amendment is entered into as of this 22 day of JUNE, 1998 by and between NORTHERN BORDER PIPELINE COMPANY, hereinafter referred to as "Company" and PAN-ALBERTA GAS (U.S.) INC., hereinafter referred to as "Shipper".

WHEREAS, Shipper and Company have entered into a U.S. Shippers Service Agreement dated as of October 1, 1992, and any such Amendments thereto (hereinafter the "Service Agreement"); and

WHEREAS, Shipper desires to extend the term of the Service Agreement for certain volumes from October 31, 2001 to October 31, 2003; and

NOW THEREFORE, in consideration of their respective covenants and agreements hereinafter set out, the parties hereto covenant and agree as follows:

(a) The first paragraph of Article 7 of the Service Agreement shall be replaced and superseded with the following:

This Service Agreement shall become immediately effective 8:00 a.m. Mountain Standard Time on November 1, 1992, herein called the "Effective Time" and shall continue in effect from the "Effective Time" through October 31, 2003, and thereafter in accordance with Company's Tariff, provided that prior to November 1, 2000, Shipper will commit to and demonstrate Shipper's ability to continue to satisfy the credit requirements of Company's Tariff (as may be in effect at that time) in respect of the period November 1, 2001 through October 31, 2003. Company shall provide by September 1, 2000 written notice to Shipper of the November 1, 2000 requirement. Should Shipper fail to fulfill this credit commitment and demonstration obligation prior to November 1, 2000, Company may thereafter terminate this Service Agreement upon thirty (30) days written notice to Shipper, provided that the effective date of any such termination shall not be prior to October 31, 2001. These same procedures will apply in respect of credit requirements associated with further extensions, if any, of the Service Agreement prior to November 1, 2000. Service rendered pursuant to this Service Agreement shall be abandoned upon termination of this Agreement.

(b) The effectiveness of the Amendment shall be conditioned upon the issuance by the Federal Energy Regulatory Commission of a final order acceptable to the Company and no longer subject to judicial review approving the Company's application to convert the service to Part 284 regulations or to continue service under Part 157.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year set forth above.

                         NORTHERN BORDER PIPELINE COMPANY                  T1022
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1992

              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


ATTEST:                           NORTHERN BORDER PIPELINE COMPANY

                                  By:    Northern Plains Natural Gas Company,
                                         Operator

                                  By:    /s/ Robert A. Hill
                                         -------------------------------

/s/ Eva Neufeld                   Title: Vice President
----------------------------
Assistant Secretary


WITNESS:                          PAN-ALBERTA GAS (U.S.) INC.

                                  By:    /s/ Gene Tiemstra
----------------------------             -------------------------------

WITNESS:                          Title: Vice President


                                  By:    /s/ Diane J. Pettie
----------------------------             -------------------------------

                                  Title:   General Counsel & Corporate Secretary

                         NORTHERN BORDER PIPELINE COMPANY                  T1022
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1992

              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT


Company:                             Northern Border Pipeline Company

Company's Address:                   1111 South 103rd Street
                                     Omaha, Nebraska  68124-1000

Shipper:                             Pan-Alberta Gas (U.S.) Inc.
                                     Attn:  Mr. Gene Tiemstra

Shipper's Address:                   800 - 707 8th Avenue S.W.
                                     Calgary, AB, Canada  T2P 3V3

                                                 Maximum       Maximum       Minimum        Maximum
                                   Role         Quantity       Receipt      Delivery        Receipt        Minimum
                                  (Notes        (Note 4)      Pressure      Pressure      Temperature    Temperature
           Points                1 and 3)       (MCF/Day)      (PSIG)        (PSIG)       ((degree)F)    ((degree)F)
------------------------------ -------------- -------------- ------------ -------------- -------------- --------------
Port of Morgan, MT                  PR              150,000     1435            -             120            32

Saskana, MT                         PR               60,000     1435            -             120            32
 (Secondary-Note 2)                 RD               60,000       -             -              -              -
                                    TP              150,000       -             -              -              -
                                    DD               60,000       -             -              -              -

Buford, ND                          PR               48,000     1435            -             120            32
 (Secondary-Note2)                  RD               48,000       -             -              -              -
                                    TP              150,000       -             -              -              -
                                    DD               48,000       -             -              -              -

Watford City, ND                    PR               60,000     1435            -             120            32
 (Secondary-Note 2)                 RD               60,000       -             -              -              -
                                    TP              150,000       -             -              -              -
                                    DD               60,000       -             -              -              -

Hebron, ND                          PR              150,000     1435            -             120            32
 (Secondary-                        RD              150,000       -             -              -              -
Note 2)                             TP              150,000       -             -              -              -
                                    PD               30,000       -            725             -             32
                                    DD               30,000       -             -              -              -

Glen Ullin, ND                      PR               60,000     1435            -             120            32
 (Secondary-Note 2)                 RD               60,000       -             -              -              -
                                    TP              150,000       -             -              -              -
                                    PD              100,000       -            725             -             32
                                    DD              100,000       -             -              -              -

                                      -3-

                         NORTHERN BORDER PIPELINE COMPANY                  T1022
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1992

              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

                                                 Maximum       Maximum       Minimum        Maximum
                                   Role         Quantity       Receipt      Delivery        Receipt        Minimum
                                  (Notes        (Note 4)      Pressure      Pressure      Temperature    Temperature
           Points                1 and 3)       (MCF/Day)      (PSIG)        (PSIG)       ((degree)F)    ((degree)F)
------------------------------ -------------- -------------- ------------ -------------- -------------- --------------
Linton, ND                          RD                  770       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                  770       -            700             -             32
                                    DD                  770       -             -              -              -

Mina, SD                            RD                4,500       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                4,500       -            750             -             32
                                    DD                4,500       -             -              -              -

Warner, SD                          RD               24,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD               24,000       -           1,000            -             32
                                    DD               24,000       -             -              -              -

Aberdeen, SD                        RD               35,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD               35,000       -            800             -             32
                                    DD               35,000       -             -              -              -

Webster, SD                         RD                5,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                5,000       -            700             -             32
                                    DD                5,000       -             -              -              -

Milbank, SD                         RD                8,073       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                8,073       -            800             -             32
                                    DD                8,073       -             -              -              -

Ivanhoe, MN                         RD                1,791       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                1,791       -            700             -             32
                                    DD                1,791       -             -              -              -

Balaton, MN                         RD               20,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD               20,000       -            720             -             32
                                    DD               20,000       -             -              -              -

Marshall, MN                        RD               80,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD               80,000       -            800             -             32
                                    DD               80,000       -             -              -              -


                                      -4-


                         NORTHERN BORDER PIPELINE COMPANY                  T1022
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1992

              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

                                                 Maximum       Maximum       Minimum        Maximum
                                   Role         Quantity       Receipt      Delivery        Receipt        Minimum
                                  (Notes        (Note 4)      Pressure      Pressure      Temperature    Temperature
           Points                1 and 3)       (MCF/Day)      (PSIG)        (PSIG)       ((degree)F)    ((degree)F)
------------------------------ -------------- -------------- ------------ -------------- -------------- --------------
Westbrook, MN                       RD                2,500       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -                            -              -
                                    PD                2,500       -            800             -             32
                                    DD                2,500       -             -              -              -

Windom, MN                          RD               10,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD               10,000       -            800             -             32
                                    DD               10,000       -             -              -              -

Welcome, MN                         RD              150,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD              150,000       -            796             -             32
                                    DD              150,000       -             -              -              -

Ledyard, IA                         RD                4,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                4,000       -            800             -             32
                                    DD                4,000       -             -              -              -

Ventura, IA                         RD              150,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -                            -              -
                                    PD              150,000       -            820             -             32
                                    DD              150,000       -             -              -              -

Grundy Center, IA                   RD              103,000       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD              103,000       -            800             -             32
                                    DD              103,000       -             -              -              -

Beaman, IA                          RD                5,100       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                  880       -            839             -             32
                                    DD                  880       -             -              -              -

Tama, IA                            RD                  880       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD                8,880       -            816             -             32
                                    DD                8,880       -             -              -              -

Amana, IA                           RD               16,350       -             -              -              -
 (Secondary-Note 2)                 TP              150,000       -             -              -              -
                                    PD               16,350       -            783             -              -
                                    DD               16,350       -             -              -              -


                                      -5-

                         NORTHERN BORDER PIPELINE COMPANY                  T1022
                     AMENDED U.S. SHIPPERS SERVICE AGREEMENT
                              DATED OCTOBER 1, 1992

              AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMENT

                                                 Maximum       Maximum       Minimum        Maximum
                                   Role         Quantity       Receipt      Delivery        Receipt        Minimum
                                  (Notes        (Note 4)      Pressure      Pressure      Temperature    Temperature
           Points                1 and 3)       (MCF/Day)      (PSIG)        (PSIG)       ((degree)F)    ((degree)F)
------------------------------ -------------- -------------- ------------ -------------- -------------- --------------
Harper, IA                          PD              150,000       -             -              -              -


Total Maximum
Receipt Quantity             150,000 Mcf    11/01/1992 - 10/31/2001
                             132,400 Mcf    11/01/2001 - 10/31/2003


                        NORTHERN BORDER PIPELINE COMPANY
                          US SHIPPERS SERVICE AGREEMENT
         AMENDED EXHIBIT A TO U.S. SHIPPERS SERVICE AGREEMNT (Continued)

Note 1: The point role will be PR for physical receipts, RD for receipt by displacement, TP for transfer points, PD for physical deliveries, and DD for delivery by displacement.

Note 2: Should nominations at secondary receipt and delivery points be received which exceed available capacity, volumes will be scheduled in accordance with Northern Border's nomination and scheduling procedures.

Note 3: For receipt or delivery of gas by displacement, Company cannot and does not have an obligation to physically deliver or receive gas at these points. Volumes will be delivered or received at these point(s) only to the extent that corresponding equal or greater volumes are received or delivered by other parties at these points on the same day. These corresponding volumes will be used to displace volumes nominated for delivery or receipt by Shipper.

Note 4: Where the maximum quantity for receipt, delivery and transfer points is shown as 150,000 Mcf, the maximum quantity shall be 132,400 Mcf for the period from 11/01/2001 until 10/31/2003.

This Amended Exhibit A is made and entered into as of June 22, 1998. On the effective date it shall supersede the Exhibit A dated as of June 22, 1998.

The effectiveness of the Amendment shall be conditioned upon the issuance by the Federal Energy Regulatory Commission of a final order acceptable to the Company and no longer subject to judicial review approving the Company's application to convert the service to Part 284 regulations or to continue service under Part 157.

ATTEST:                                     NORTHERN BORDER PIPELINE COMPANY

                                            By:  Northern Plains Natural Gas
                                                 Company, Operator

     /s/ Eva Neufeld                        By:    /s/ Robert A. Hill
----------------------------------             ---------------------------------
Assistant Secretary                         Title: Vice President

WITNESS:                                    PAN-ALBERTA GAS (U.S.) INC.
                                            By:    /s/ Gene Tiemstra
----------------------------------             ---------------------------------
                                            Title: Vice President
                                                  ------------------------------

                                            By:    /s/ Rod Pocza
                                               ---------------------------------
                                            Title: Senior Vice President
                                                   Marketing & Customer Service


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